UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

REVA Medical, Inc.

(Name of Registrant as Specified in Its Charter)

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REVA

REVA Medical, Inc.
ARBN 146 505 777

For all enquiries call:
(within Australia) 1300 850 505
(outside Australia) +61 3 9415 4000
www.investorcentre.com/contact

RVA
MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

NOTICE OF INTERNET AVAILABILITY OF ANNUAL GENERAL MEETING MATERIALS

*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials FOR REVA MEDICAL, INC's. 2018 ANNUAL GENERAL MEETING OF STOCKHOLDERS

Meeting Information

Meeting Type: 2018 Annual General Meeting of Stockholders
For holders as of: 10:30pm on 27 March 2018 (US Pacific Daylight Time)
4:30pm on 28 March 2018 (Australian Eastern Daylight Time)

Date and Time: Wednesday, 16 May 2018 at 4:00pm (U.S. Pacific Daylight Time)
Thursday, 17 May 2018 at 9:00am (Australia Eastern Standard Time)

Location: DLA Piper LLP
4365 Executive Drive
Suite 1100
San Diego
CA 92121 USA

You are receiving this communication because you hold shares or CHESS Depositary Interests (**CDIs**) in REVA Medical, Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at **www.investorvote.com.au** or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions →

To vote online, 24 hours a day, 7 days a week:
www.investorvote.com.au

☑ **Cast your vote**
☑ **Access the meeting documents**
☑ **Review and update your securityholding**

Your secure access information is:
Control Number: 999999
SRN/HIN: I9999999999 **PIN: 99999**
PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

Samples/000001/000001/i12

1(a). To elect Robert B. Thomas as a Class II director to hold office for a term of three years; 1(b). To elect C. Raymond Larkin as a Class II director to hold office for a term of three years; 2. To elect Stephen N. Oesterle as a Class I director to hold office for a term of two years; 3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; 4. For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.1A and for all other purposes, to approve the issuance of equity securities up to 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement; 5. To vote, on an advisory basis, on the frequency of a stockholder vote on executive compensation; 6. To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2017, as set forth in the Proxy Statement; 7. For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issuance and transfer of securities under the Amended and Restated 2010 Equity Incentive Plan on the terms and conditions set forth in the Proxy Statement, as an exception to ASX Listing Rule 7.1; 8. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement; 9. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement; 10. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 226,000 options to purchase 226,000 shares of common stock and the award of 114,000 restricted stock units for 114,000 shares of common stock to Regina E. Groves on the terms and conditions set forth in the Proxy Statement; 11 For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 61,095 options to purchase 61,095 shares of common stock to C. Raymond Larkin on the terms and conditions set forth in the Proxy Statement; 12 For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 86,917 options to purchase 86,917 shares of common stock to Dr. Stephen N. Oesterle on the terms and conditions set forth in the Proxy Statement;13 For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement; and 14 For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Robert B. Thomas on the terms and conditions set forth in the Proxy Statement. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: CDI VOTING INSTRUCTION FORM 2017 ANNUAL REPORT ON FORM 10-K PROXY STATEMENT How to View Online: Have the 6-Digit Control Number available (located on the front of this document) and visit: www.investorvote.com.au How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. BY TELEPHONE: +61 3 9415 4000 BY EMAIL: sydreturningofficer@computershare.com.au Please make the request as instructed above on or before 9 May 2018 (Australian Eastern Standard Time) to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Voting Items Vote By Internet: To vote now by internet, go to www.investorvote.com.au. Have the 6-Digit Control Number available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting form. The nominees for director and each of the other following proposals are set forth under the terms and conditions described in the Proxy Statement:

See the reverse side of this notice to obtain proxy materials and voting instructions www.investorvote.com.au To vote online, 24 hours a day, 7 days a week: Cast your vote Your secure access information is: Control Number: 999999 PIN: 99999 Access the meeting documents Review and update your securityholding For all enquiries call: (within Australia) 1300 850 505 (outside Australia) +61 3 9415 4000 NOTICE OF INTERNET AVAILABILITY OF ANNUAL MEETING MATERIALS *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials FOR REVA MEDICAL, INC's. 2018 ANNUAL MEETING OF STOCKHOLDERS PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential. You are receiving this communication because you hold shares or CHESS Depositary Interests (CDIs) in REVA Medical, Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.investorvote.com.au or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Type: 2018 Annual Meeting of Stockholders For holders as of: 10:30pm on 27 March 2018 (US Pacific Daylight Time) 4:30pm on 28 March 2018 (Australian Eastern Daylight Time) Date and Time: Wednesday, 16 May 2018 at 4:00pm (U.S. Pacific Daylight Time) Thursday, 17 May 2018 at 9:00am (Australia Eastern Standard Time) Location: DLA Piper LLP 4365 Executive Drive Suite 1100 San Diego CA 92121 USA Meeting Information www.investorcentre.com/contact RVARM MR RETURN SAMPLE 123 SAMPLE STREET SAMPLE SURBURB SAMPLETOWN VIC 3030 Samples/000002/000002/i12 *S00000212Q01*

1(a). To elect Robert B. Thomas as a Class II director to hold office for a term of three years; 1(b). To elect C. Raymond Larkin as a Class II director to hold office for a term of three years; 2. To elect Stephen N. Oesterle as a Class I director to hold office for a term of two years; 3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; 4. For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.1A and for all other purposes, to approve the issuance of equity securities up to 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement; 5. To vote, on an advisory basis, on the frequency of a stockholder vote on executive compensation; 6. To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2017, as set forth in the Proxy Statement; 7. For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issuance and transfer of securities under the Amended and Restated 2010 Equity Incentive Plan on the terms and conditions set forth in the Proxy Statement, as an exception to ASX Listing Rule 7.1; 8. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement; 9. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement; 10. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 226,000 options to purchase 226,000 shares of common stock and the award of 114,000 restricted stock units for 114,000 shares of common stock to Regina E. Groves on the terms and conditions set forth in the Proxy Statement; 11 For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 61,095 options to purchase 61,095 shares of common stock to C. Raymond Larkin on the terms and conditions set forth in the Proxy Statement; 12 For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 86,917 options to purchase 86,917 shares of common stock to Dr. Stephen N. Oesterle on the terms and conditions set forth in the Proxy Statement; 13 For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement; and 14 For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Robert B. Thomas on the terms and conditions set forth in the Proxy Statement. Before You Vote How to Access the

Proxy Materials Proxy Materials Available to VIEW or RECEIVE: CDI VOTING INSTRUCTION FORM 2017 ANNUAL REPORT ON FORM 10-K PROXY STATEMENT How to View Online: Have the 6-Digit Control Number available (located on the front of this document) and visit: www.investorvote.com.au How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. BY TELEPHONE: +61 3 9415 4000 BY EMAIL: sydreturningofficer@computershare.com.au Please make the request as instructed above on or before 9 May 2018 (Australian Eastern Standard Time) to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Voting Items Vote By Internet: To vote now by internet, go to www.investorvote.com.au. Have the 6-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting form. The nominees for director and each of the other following proposals are set forth under the terms and conditions described in the Proxy Statement:

NNNNNNNNNNNN Vote by Internet • Go to www.envisionreports.com/RVA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholders Meeting Notice + IMPORTANT ANNUAL MEETING INFORMATION 1234 5678 9012 345 NNNNNNNNNNNNNNNC1234567890000004MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ Important Notice Regarding the Availability of Proxy Materials for the REVA Medical, Inc. Stockholder Annual Meeting to be Held on May 16, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice of meeting, proxy statement and annual report to stockholders are available at: When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/RVA to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. www.envisionreports.com/RVA Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 4, 2018 to facilitate timely delivery. 2NOT COY + 02TALC

Stockholder Meeting Notice REVA Medical, Inc. Annual Meeting of Stockholders will be held on Wednesday May 16, 2018 at 4:00 p.m. U.S. Pacific Daylight Time (which is Thursday, 17 May 2018 at 9:00 a.m. Australian Eastern Standard Time) at the offices of DLA Piper LLP located at 4365 Executive Drive, Suite 1100, San Diego, CA 92121 USA. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Our Board recommends a vote “FOR” the three nominees for director, “1 Year” for Proposal 5 and “FOR” all other Proposals, except for: Dr. Ross A. Breckenridge with respect to Proposal 8 only; Brian H. Dovey with respect to Proposal 9 only; Regina E. Groves with respect to Proposal 10 only; C. Raymond Larkin with respect to Proposal 11 only; Dr. Stephen N. Oesterle with respect to Proposal 12 only; Robert B. Stockman with respect to Proposal 13 only; and, Robert B. Thomas with respect to Proposal 14 only. Those directors abstain from making a recommendation on those specific Proposals due to their personal interests in the Proposals: 1. To elect Robert B. Thomas and C. Raymond Larkin as Class II directors to hold office for a term of three years. 2. To elect Stephen N. Oesterle as a Class I director to hold office for a term of two years. 3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. 4. For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.1A and for all other purposes, to approve the issuance of equity securities up to 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement. 5. To vote, on an advisory basis, on the frequency of a stockholder vote on executive compensation. 6. To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2017, as set forth in the Proxy Statement. 7. For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issuance and transfer of securities under the Amended and Restated 2010 Equity Incentive Plan on the terms and conditions set forth in the Proxy Statement, as an exception to ASX Listing Rule 7.1. 8. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement. 9. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement. 10. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 226,000 options to purchase 226,000 shares of common stock and the award of 114,000 restricted stock units for 114,000 shares of common stock to Regina E. Groves on the terms and conditions set forth in the Proxy Statement. 11. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 61,095 options to purchase 61,095 shares of common stock to C. Raymond Larkin on the terms and conditions set forth in the Proxy Statement. 12. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 86,917 options to purchase 86,917 shares of common stock to Dr. Stephen N. Oesterle on the terms and conditions set forth in the Proxy Statement. 13. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement. 14. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 options to purchase 25,000 shares of common stock to Robert B. Thomas on the terms and conditions set forth in the Proxy Statement. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. • Internet – Go to www.envisionreports.com/RVA. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. • Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. • Email – Send email to investorvote@computershare.com with “Proxy Materials REVA Medical, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 4, 2018. 02TALC